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Exhibit 99.1

        LETTER OF TRANSMITTAL

To Tender for Exchange
13% Senior Secured Notes due 2015
of
Aventine Renewable Energy Holdings, Inc.
Pursuant to the Prospectus Dated                                    , 2010

THIS OFFER WILL EXPIRE AT 5:00 P.M. (NEW YORK CITY TIME) ON [ ], 2010 UNLESS EXTENDED BY AVENTINE RENEWABLE ENERGY HOLDINGS, INC. IN ITS SOLE DISCRETION (THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

[            ]

By Mail:	By Facsimile:	By Hand:
[ ]	[ ]	[ ]
Attention: [ ]	Attention: [ ]	Attention: [ ]
Confirm by Telephone: [ ] Attention: [ ]

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE REGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

        This Letter of Transmittal is to be used by holders ("Holders") of 13% Senior Secured Notes due 2015 (the "Unregistered Notes") of Aventine Renewable Energy Holdings, Inc. (the "Issuer") to receive registered 13% Senior Secured Notes due 2015 (the "Registered Notes") if: (i) certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Exchange Offer—Procedures for Tendering" and "—Book-Entry Transfer" in the Prospectus dated                                     , 2010 (the "Prospectus"); or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). The undersigned hereby acknowledges receipt of the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

        Holders of Unregistered Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the exchange offer as set forth in the Prospectus and this Letter of Transmittal (together, the "Exchange Offer") must transmit their acceptance to DTC which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

        Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        If a Holder desires to tender Unregistered Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Unregistered Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Unregistered Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2.

        The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

TENDER OF UNREGISTERED NOTES

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH.
☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticker Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

        List below the Unregistered Notes to which this Letter of Transmittal relates. The name(s) and address(es) of the registered Holder(s) should be printed, if not already printed below, exactly as they appear on the Unregistered Notes tendered hereby. The Unregistered Notes and the principal amount of Unregistered Notes that the undersigned wishes to tender should be indicated in the appropriate boxes. If the space provided is inadequate, list the certificate number(s) and principal amount(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF UNREGISTERED NOTES

Name(s) and Address(es) of registered Holder(s) (Please fill in if blank) See Instruction 3.	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**	Total Principal Amount of Unregistered Notes

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise specified, the entire aggregate principal amount represented by the Unregistered Notes described above will be deemed to be tendered. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        Ladies and Gentlemen:

        The undersigned hereby tenders to Aventine Renewable Energy Holdings, Inc. (the "Issuer"), upon the terms and subject to the conditions set forth in its Prospectus dated                         , 2010 (the "Prospectus"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together constitute the "Exchange Offer"), the principal amount of Unregistered Notes indicated in the foregoing table entitled "Description of Unregistered Notes" under the column heading "Principal Amount Tendered." The undersigned represents that it is duly authorized to tender all of the Unregistered Notes tendered hereby which it holds for the account of beneficial owners of such Unregistered Notes ("Beneficial Owner(s)") and to make the representations and statements set forth herein on behalf of such Beneficial Owner(s).

        Subject to, and effective upon, the acceptance for purchase of the principal amount of Unregistered Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to all of the Unregistered Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to such Unregistered Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Unregistered Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Unregistered Notes on the account books maintained by DTC to, or upon the order of, the Issuer, (ii) present such Unregistered Notes for transfer of ownership on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

        By accepting the Exchange Offer, the undersigned hereby represents and warrants that:

(1)
the Registered Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s),

(2)
the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Unregistered Notes or the Registered Notes,

(3)
except as indicated below, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), of the Issuer,

(4)
the undersigned and each Beneficial Owner, if not a broker-dealer, are not engaged in, and do not intend to engage in, a distribution of the Registered Notes, and

(5)
the undersigned and each Beneficial Owner acknowledge and agree that (x) any "affiliate" as defined in Rule 405 of the Securities Act of the Issuer or any person participating in the Exchange Offer with the intention or for the purpose of distributing the Registered Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Registered Notes acquired by such person with a registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission (the "SEC") and cannot rely on the interpretation of the Staff of the SEC set forth in the no-action letters that are noted in the section of the Prospectus entitled "The Exchange Offer—Resale of Registered Notes" and (y) any broker-dealer that pursuant to the Exchange Offer receives Registered Notes for its own account in exchange for Unregistered Notes which it acquired for its own account as a result of market-making activities or other trading activities must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes.

        If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Unregistered Notes that were acquired as the result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes. By so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned understands that tenders of Unregistered Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time prior to the Expiration Date in accordance with the Prospectus. In the event of a termination of the Exchange Offer, the Unregistered Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly (or, in the case of Unregistered Notes tendered by book-entry transfer, such Unregistered Notes will be credited to the account maintained at DTC from which such Unregistered Notes were delivered). If the Issuer makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of such Exchange Offer, the Issuer will disseminate additional Exchange Offer materials and extend such Exchange Offer, if and to the extent required by law.

        The undersigned understands that the tender of Unregistered Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Issuer's acceptance for exchange of Unregistered Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Unregistered Notes (or defectively tendered Unregistered Notes with respect to which the Issuer has, or has caused to be, waived such defect) will be deemed to have been accepted by the Issuer if, as and when the Issuer gives oral or written notice thereof to the Exchange Agent.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby, and that when such tendered Unregistered Notes are accepted for purchase by the Issuer, the Issuer will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and any obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

        The undersigned understands that the delivery and surrender of any Unregistered Notes is not effective, and the risk of loss of the Unregistered Notes does not pass to the Exchange Agent or the Issuer, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Unregistered Notes will be determined by the Issuer, in its discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Unregistered Notes tendered by book-entry transfer, by credit to the account of DTC), and Registered Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued to the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange and Registered Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be delivered to the undersigned at the address shown below the undersigned's signature(s) (and in the case of Unregistered Notes tendered by book-entry transfer, by credit to the account of DTC). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Unregistered Notes be delivered to and Registered Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated (or credited to the DTC participant account so indicated), as applicable. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Unregistered Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the principal amount of such Unregistered Notes so tendered.

☐
CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES IS AN AFFILIATE OF THE ISSUER.

☐
CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES DIRECTLY FROM THE ISSUER OR AN AFFILIATE OF THE ISSUER.

☐
CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES. IF THIS BOX IS CHECKED, THE ISSUER WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.

Name:

Address:

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Registered Notes are to be issued in the name of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or issued to an address (or, in the case of Unregistered Notes tendered by book-entry transfer, credited to a DTC participant account) different from that shown in the box entitled "Description of Unregistered Notes" within this Letter of Transmittal (or the DTC Account Number from which the Unregistered Notes were delivered, in the case of Unregistered Notes tendered by book-entry transfer).

Issue:	☐ Unregistered Notes
☐ Registered Notes
(check as applicable)
Name	(Please Print)
Address	(Please Print)
(Zip Code)
(Tax Identification or Social Security Number) (See Accompanying Form W-9 Herein)
Credit Unregistered Notes or Registered Notes, as applicable, to the DTC account set forth below:

DTC Account No:

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for exchange or Registered Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address (or, in the case of the Unregistered Notes tendered by book-entry transfer, credited to a DTC participant account) different from that shown in the box entitled "Description of Unregistered Notes" within this Letter of Transmittal (or the DTC Account Number from which the Unregistered Notes were delivered, in the case of Unregistered Notes tendered by book-entry transfer).

Issue:	☐ Unregistered Notes
☐ Registered Notes
(check as applicable)
Name	(Please Print)
Address	(Please Print)
(Zip Code)
(Tax Identification or Social Security Number) (See Accompanying Form W-9 Herein)
Credit Unregistered Notes or Registered Notes, as applicable, to the DTC account set forth below:

DTC Account No:

  PLEASE SIGN HERE
  (To be completed by all tendering Holders of Unregistered Notes regardless of whether Unregistered Notes are being physically delivered herewith)

  This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Unregistered Notes or, if tendered by a participant in DTC exactly as such participant's name appears on a security position listing as owner of Unregistered Notes, or by the person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of registered Holder(s) or Authorized Signatory (See guarantee requirement below)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security Number:
COMPLETE ACCOMPANYING IRS FORM W-9

  SIGNATURE GUARANTEE
  (IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

(Authorized Signature)
(Name of Firm)

[place seal here]

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

        1.    Signature Guarantees.    Signatures of this Letter of Transmittal must be guaranteed by a recognized member of the Medallion Signature Guarantee Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Exchange Act (each of the foregoing, an "Eligible Institution"), unless the Unregistered Notes tendered hereby are tendered (i) by a registered Holder of Unregistered Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Unregistered Notes) that has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Unregistered Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Unregistered Notes not accepted for exchange or not tendered are to be returned to a person (or, in the case of Unregistered Notes tendered by book-entry transfer, credited to a DTC participant account of a person) other than the registered Holder or if Registered Notes are to be issued in the name of or sent to a person (or, in the case of Unregistered Notes tendered by book-entry transfer, credited to a DTC participant account of a person) other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Unregistered Notes must be guaranteed by an Eligible Institution as described above. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Unregistered Notes.    This Letter of Transmittal is to be completed by Holders if (i) certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer—Procedures for Tendering" and "—Book-Entry Transfer" in the Prospectus; or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. All physically delivered Unregistered Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Unregistered Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereto on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        If a Holder desires to tender Unregistered Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Unregistered Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, such Holder must tender such Unregistered Notes pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, or an Agent's Message with respect to guaranteed delivery that is accepted by the Issuer, must be received by the Exchange Agent, either by hand delivery, mail or facsimile transmission, on or prior to the Expiration Date; and (iii) the certificates for all tendered Unregistered Notes, in proper form for transfer (or confirmation of a book-entry transfer or all Unregistered Notes delivered electronically into the Exchange Agent's account at DTC pursuant to the procedures for such transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days of the Expiration Date.

        The method of delivery of this letter of transmittal, the Unregistered Notes and all other required documents, including delivery through DTC and any acceptance or Agent's Message delivered through ATOP, is at the election and risk of the tendering Holder and, except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date.

        No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Unregistered Notes for exchange.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Unregistered Notes should be listed on separate signed schedule attached hereto.

        4.    Partial Tenders.    (Not applicable to Holders who tender by book-entry transfer). If Holders wish to tender less than the entire principal amount evidenced by a Unregistered Note submitted, such Holders must fill in the principal amount that is to be tendered in the column entitled "Principal Amount Tendered." The minimum permitted tender is $1,000 in principal amount of Unregistered Notes. All other tenders must be in integral multiples of $1,000 in principal amount. In the case of a partial tender of Unregistered Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Unregistered Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.    If this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Unregistered Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Unregistered Notes.

        If any of the Unregistered Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Unregistered Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any Unregistered Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuer of such person's authority to so act must be submitted.

        When this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes listed herein and transmitted hereby, no endorsements of Unregistered Notes or separate instruments of transfer are required unless Registered Notes are to be issued, or Unregistered Notes not tendered or exchanged are to be issued, to a person other than the registered Holder(s) (or credited to a different DTC participant account in the case of Unregistered Notes tendered by book-entry transfer), in which case signatures on such Unregistered Notes or instruments of transfer must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed other than by the registered Holder(s) of the Unregistered Notes listed herein, the Unregistered Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered Holder(s) appear on the Unregistered Notes and signatures on such Unregistered Notes or instruments of transfer are required and must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

        6.    Special Issuance and Delivery Instructions.    If Registered Notes or unexchanged or untendered Unregistered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Registered Notes or such Unregistered Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address (or DTC participant account in the case of Unregistered Notes tendered by book-entry transfer) other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed.

        7.    Transfer Taxes.    Except as set forth in this Instruction 7, the Issuer will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Unregistered Notes to it, or to its order, pursuant to the Exchange Offer. If (i) Registered Notes, or Unregistered Notes not tendered or exchanged, are to be delivered to or registered in the name of any persons other than the registered owners, (ii) tendered Unregistered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than in connection with the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person must be paid to the Issuer or the Exchange Agent (unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted) before the Registered Notes will be issued.

        8.    Waiver of Conditions.    The conditions of the Exchange Offer may be amended or waived by the Issuer, in whole or in part, at any time and from time to time in the Issuer's discretion, in the case of any Unregistered Notes tendered.

        9.    Backup Withholding Tax; Internal Revenue Service Forms.    U.S. federal income tax laws generally require that a tendering owner of an Unregistered Note that is a U.S. person (a "U.S. Holder") provide the Exchange Agent with such U.S. Holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, Request for Taxpayer Identification Number and Certification, attached hereto (the "IRS Form W-9"), which in the case of a U.S. Holder who is an individual, is his or her social security number. If the tendering Holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering U.S. Holder may be subject to certain penalties imposed by the Internal Revenue Service (the "IRS"). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the U.S. Holder or other payee pursuant to the Exchange Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the U.S. Holder may obtain a refund or credit from the IRS if the required information is timely provided to the IRS.

        Exempt U.S. Holders of Unregistered Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the attached IRS Form W-9 instructions (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering U.S. Holder (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 attached hereto, certifying, under penalties of perjury, that such Holder is a U.S. person (including a resident alien), that the TIN provided is correct

(or that such Holder is awaiting a TIN) and that such U.S. Holder is not subject to backup withholding. If the Unregistered Notes are in more than one name or are not in the name of the actual owner, the U.S. Holder should consult the W-9 Guidelines for information on which TIN to report. If a U.S. Holder does not have a TIN, such U.S. Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing "Applied For" on the IRS Form W-9 means that the U.S. Holder has already applied for a TIN or that the U.S. Holder intends to apply for one in the near future. Failure to provide a TIN to the Depositary prior to or at the time a payment is made pursuant to the Exchange Offer, may result in backup withholding.

        A tendering Holder that is a non-resident alien or a foreign entity (a "Non-U.S. Holder") must submit the appropriate completed IRS Form W-8 (IRS Form W-8 BEN, W-8 ECI, W-8 EXP or W-8 IMY) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at one of the addresses on the face of this Letter of Transmittal.

        10.    Broker-dealers Participating in the Exchange Offer.    If no broker-dealer checks the last box on page 5 of this Letter of Transmittal, the Issuer has no obligation under the registration rights agreements (as defined in the Prospectus) to allow the use of the Prospectus for resales of the Registered Notes by broker-dealers or to maintain the effectiveness of the Registration Statement of which the Prospectus is a part after the consummation of the Exchange Offer.

        11.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the telephone numbers and location listed above. A Holder or owner may also contact such Holder's or owner's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

        IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with certificates representing the Unregistered Notes and all other required documents or the notice of Guaranteed Delivery, must be received by the Exchange Agent on or prior to the Expiration Date.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐ Individual/Sole proprietor	☐ Corporation	☐ Partnership	☐ Exempt
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) > ......				payee
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)				Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]	or	Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

Form W-9 (Rev. 10-2007)	Page 2

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). Check the "Limited liability company" box only and enter the appropriate code for the tax classification ("D" for disregarded entity, "C" for corporation, "P" for partnership) in the space provided.

     For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

     For an LLC classified as a partnership or a corporation, enter the LLC's name on the "Name" line and any business, trade, or DBA name on the "Business name" line.

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor[2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner[3]
For this type of account:			Give name and EIN of:
6.	Disregarded entity not owned by an individual		The owner
7.	A valid trust, estate, or pension trust		Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

     Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

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